UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2009
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-51826	47-0956945
(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT DESCRIPTION
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
On November 25, 2009, Mercer International Inc. (the “Company”) announced that it has entered into exchange agreements (the “Exchange Agreements”) with certain holders (the “Holders”) of its 8.5% Convertible Senior Subordinated Notes due October 2010 (the “Old Notes”). Pursuant to the terms of the Exchange Agreements, the Holders will exchange (the “Exchange”) an aggregate of $43,250,000 principal amount of the Old Notes held by the Holders (the “Exchange Notes”) in exchange for an amount of the Company’s new 8.5% Convertible Senior Subordinated Notes due January 2012 (the “New Notes”) equal to the principal amount of the Exchange Notes plus accrued and unpaid interest thereon to the closing of the Exchange.
The Exchange is subject to certain conditions including NASDAQ approval and effectiveness of the Company’s Application for Qualification on Form T-3 filed with the Securities and Exchange Commission on November 25, 2009 (the “Form T-3”).
A copy of the Company’s press release announcing the Exchange is filed as an Exhibit to this Current Report on Form 8-K. Copies of the Exchange Agreements are also filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
The New Notes will be issued under an indenture (the “Indenture”) to be entered into between the Company and Wells Fargo Bank, National Association, as trustee.
The New Notes will bear interest at the annual rate of 8.5%, accruing from the closing date of the Exchange. The Company will pay interest on the New Notes on January 15 and July 15 of each year, beginning July 15, 2010. The New Notes will mature on January 15, 2012.
The New Notes will be convertible, at the option of the holders of the New Notes, unless previously redeemed or repurchased, at any time until the close of business on the last business day prior to maturity. The New Notes are convertible into shares of the Company’s common stock at a conversion price of $3.30 per share, (equal to a conversion rate of approximately 303 shares per $1,000 principal amount of New Notes), subject to certain adjustments.
The New Notes will be redeemable by the Company on or after July 15, 2011, at the Company’s option in whole, or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest up to, but not including, the date of redemption. Holders of the New Notes will have the right to require the Company to purchase all or any part of the New Notes, 30 business days after the occurrence of a change in control in the Company at a purchase price equal to the principal amount thereof plus accrued and unpaid interest to the date of purchase.
A copy of the form of Indenture is filed as Exhibit T3C to the Form T-3 and is incorporated herein by reference.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
The disclosure set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference. The New Notes will be issued to the Holders pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereof on the basis that the Exchange constitutes an exchange with existing holders of the Company’s securities and no commission or other remuneration will be paid or given directly or indirectly to any party for soliciting the Exchange.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT	DESCRIPTION
99.1	Press Release dated November 25, 2009

99.2	Exchange Agreement between Mercer International Inc. and IAT Reinsurance Co. Ltd.

99.3	Exchange Agreement among Mercer International Inc., Alden Global Distressed Opportunities Fund, L.P. and Turnpike Ltd.

99.4	Exchange Agreement among Mercer International Inc., Greenlight Capital Qualified, LP, Greenlight Capital, LP and Greenlight Capital Offshore Partners

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: November 26, 2009

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release dated November 25, 2009

99.2	Exchange Agreement between Mercer International Inc. and IAT Reinsurance Co. Ltd.

99.3	Exchange Agreement among Mercer International Inc., Alden Global Distressed Opportunities Fund, L.P. and Turnpike Ltd.

99.4	Exchange Agreement among Mercer International Inc., Greenlight Capital Qualified, LP, Greenlight Capital, LP and Greenlight Capital Offshore Partners